Summary Prospectus February 3, 2014

MassMutual Premier Funds

MassMutual Premier Small Cap Opportunities Fund

Ticker: Class I–MSOOX, Class R5–MSCDX, Service Class–MSVYX, Administrative Class–MSCLX,

Class A–DLBMX, Class R4–MOORX, Class R3–MCCRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

This Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 116 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Admini- strative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Admini- strative Class	Class A	Class R4	Class R3
Management Fees	.58%	.58%	.58%	.58%	.58%	.58%	.58%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses(1)	.10%	.20%	.30%	.40%	.40%	.30%	.30%
Total Annual Fund Operating Expenses	.68%	.78%	.88%	.98%	1.23%	1.13%	1.38%

(1)	Other Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class I	$69	$218	$379	$847
Class R5	$80	$249	$433	$966
Service Class	$90	$281	$488	$1,084
Administrative Class	$100	$312	$542	$1,201
Class A	$693	$943	$1,212	$1,978
Class R4	$115	$359	$622	$1,375
Class R3	$140	$437	$755	$1,657

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser, OFI Global Institutional, Inc. (“OFI Global”), believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small-cap companies. The subadviser currently considers “small-cap” companies to be those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index (as of December 31, 2013, between $14 million and $5.28 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities, including emerging market securities. The Fund generally will not invest more than 15% of its total assets in foreign securities. The Fund may hold a portion of its assets in cash or cash equivalents.

OFI Global typically uses fundamental research to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•	a fundamental approach in analyzing issuers based on factors such as a company’s financial performance, competitive strength, position in the industry, and strength of business model and management. OFI Global may also consider an industry’s outlook, market trends and general economic conditions.

The Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. OFI Global may consider selling a security if, for example, in its judgment, a stock’s price is approaching its target, a company’s competitive position deteriorates, a company’s management is executing strategy poorly, or more attractive alternative investment ideas have been identified.

In constructing the portfolio, the Fund seeks to limit exposure to so-called “top-down” or “macro” risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a “bottom-up” approach to portfolio construction. The portfolio managers consider stock rankings, benchmark weightings, and capitalization outlooks in determining security weightings for individual issuers.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The returns in the bar chart do not reflect the deduction of any applicable Class A sales charge. If these charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s investment strategy changed in September 2006 in connection with a change in portfolio managers of the Fund. In addition, the Fund expanded its investment universe to include investing in mid cap companies in May of 2011. In April of 2013 the Fund returned to focusing on small cap companies. The performance results shown would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class R5, Service Class, and Administrative Class shares of the Fund for periods prior to their inception date (11/01/04) is based on the performance of Class A shares, and adjusted for Class A to reflect any applicable sales charges. Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses, respectively. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class A Shares

Highest Quarter:	2Q ’09,	31.59%	Lowest Quarter:	4Q ’08,	-27.32%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

Average Annual Total Returns

(For the periods ended December 31, 2013)

		One Year	Five Years	Ten Years
Class A	Return Before Taxes	32.42%	20.80%	6.98%

	Return After Taxes on Distributions	32.19%	20.70%	5.57%

	Return After Taxes on Distributions and Sale of Fund Shares	18.47%	17.05%	5.39%

Class I	Return Before Taxes	41.17%	22.78%	8.14%
Class R5	Return Before Taxes	41.16%	22.79%	8.14%
Service Class	Return Before Taxes	41.02%	22.68%	8.04%
Administrative Class	Return Before Taxes	40.82%	22.59%	7.93%
Class R4	Return Before Taxes	40.68%	22.36%	7.76%
Class R3	Return Before Taxes	40.34%	22.06%	7.50%
Russell 2000 Index(1) (reflects no deduction for fees, expenses, or taxes)		38.82%	20.08%	9.07%
Russell 2500 Index (reflects no deduction for fees, expenses, or taxes)		36.80%	21.77%	9.81%

(1)	Going forward, the Fund’s performance benchmark index will be the Russell 2000® Index rather than the Russell 2500™ Index because the Russell 2000® Index more closely represents the Fund’s current investment strategy.

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC

Subadviser: OFI Global Institutional, Inc.

Portfolio Managers:

Raymond Anello is a portfolio manager with OFI Global. He has managed the Fund since April 2011.

Joy Budzinski is a portfolio manager with OFI Global. She has managed the Fund since April 2013.

Kristin Ketner Pak is a portfolio manager with OFI Global. She has managed the Fund since April 2013.

Magnus Krantz is a portfolio manager with OFI Global. He has managed the Fund since April 2013.

Raman Vardharaj is a portfolio manager with OFI Global. He has managed the Fund since May 2009.

Adam Weiner is a portfolio manager with OFI Global. He has managed the Fund since April 2013.

Matthew P. Ziehl is a portfolio manager with OFI Global. He has managed the Fund since May 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for related to the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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